------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 12, 2000



             -----------------------------------------------------


                            PAINE WEBBER GROUP INC.

             -----------------------------------------------------


            (Exact name of registrant as specified in its charter)


          Delaware                       1-7367              13-2760086
(State or other jurisdiction of  (Commission File Number) (IRS Employer
        incorporation)                                   Identification No.)


             1285 Avenue of the Americas, New York, New York 10019
              (Address of principal executive offices) (Zip Code)

                                (212) 713-2000
             (Registrant's telephone number, including area code)


                                Not Applicable

         (Former name or former address, if changed since last report)




------------------------------------------------------------------------------

Item 5.           Other Events.
                  -------------

          On July 12, 2000, Paine Webber Group Inc. ("Paine Webber"), UBS AG ("UBS") and Neptune Merger Subsidiary, Inc., a wholly owned subsidiary of UBS, entered into an Agreement and Plan of Merger (the "Merger Agreement").

          Attached hereto, and incorporated herein by reference in its entirety, as Exhibit 99.1 is a copy of a joint press release of Paine Webber and UBS announcing the execution of the Merger Agreement.


Item 7.           Exhibits.
                  ---------

Exhibit No.                          Description
-----------                          -----------

      99.1 Joint Press Release, dated July 12, 2000, announcing the execution of the Merger Agreement.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        PAINE WEBBER GROUP INC.


                                        By /s/ F. Daniel Corkery
                                           ------------------------------
                                           Name:  F. Daniel Corkery
                                           Title: Vice President


Date: July 13, 2000

                               INDEX TO EXHIBITS


Exhibit No.                                 Description
-----------                                 -----------

   99.1 Joint Press Release, dated July 12, 2000, announcing the execution of the Merger Agreement.